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                                 EXHIBIT 10.7(d)

                               Amended Schedule of

                               Executive Officers

                              Entitled to Benefits

                            of Employment Agreements




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                               SEVERANCE PAYMENTS

                                    UNDER THE

                            EMPLOYMENT AGREEMENTS (1)

        NAME                        POSITION                TERM(2)   MINIMUM        SEVERANCE
        ----                        --------                -------   TOTAL          PAYMENTS
                                                                      SEVERANCE      NOT SUBJECT TO
                                                                      PAYMENTS (2)   MITIGATION(2)
                                                                      ------------   --------------
Fernando DiBenedetto   Senior Vice President - Operations     24           18               9

Paul Pollack           Executive Vice President and Chief     36           24              12
                       Operating Officer

Raymond Reider         Senior Vice President and Chief        36           24              12
                       Marketing Officer

Noah Rockowitz         Vice President, General Counsel &      24           18               9
                       Secretary

Michael Rubin          Executive Vice President and Chief     36           24              12
                       Financial Officer

(1) The provisions of the individual employment agreements differ only in the term and the amount of potential severance payments.

(2)     In months.




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